Sub-Item 77M
 MERGERS
Invesco Exchange-Traded Self-Indexed Fund Trust


Guggenheim BulletShares 2018 Corporate Bond ETF into
PowerShares BulletShares 2018 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2018 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2018 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2018
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2018 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2018 High Yield Corporate Bond ETF into
PowerShares BulletShares 2018 High Yield Corporate Bond
Portfolio

    On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2018 High Yield Corporate Bond ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
BulletShares 2018 High Yield Corporate Bond Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2018 High
Yield Corporate Bond Portfolio changed its name to Invesco
BulletShares 2018 High Yield Corporate Bond ETF and
PowerShares Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund
Trust.


Guggenheim BulletShares 2019 Corporate Bond ETF into
PowerShares BulletShares 2019 Corporate Bond Portfolio

    On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2019 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2019 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2019
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2019 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2019 High Yield Corporate Bond ETF into
PowerShares BulletShares 2019 High Yield Corporate
Portfolio

    On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a
Special Joint Meeting for shareholders of Guggenheim
BulletShares 2019 High Yield Corporate ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2019 High Yield Corporate Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the
"Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2019 High
Yield Corporate Portfolio changed its name to Invesco
BulletShares 2019 High Yield Corporate ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2020 Corporate Bond ETF into
PowerShares BulletShares 2020 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2020 Corporate Bond (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares 2020 Corporate
Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2020
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2020 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2020 High Yield Corporate Bond ETF into
PowerShares BulletShares 2020 High Yield Corporate Bond
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a
Special Joint Meeting for shareholders of Guggenheim
BulletShares 2020 High Yield Corporate Bond ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
BulletShares 2020 High Yield Corporate Bond Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2020 High
Yield Corporate Bond Portfolio changed its name to Invesco
BulletShares 2020 High Yield Corporate Bond ETF and
PowerShares Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund
Trust.


Guggenheim BulletShares 2021 Corporate Bond ETF into
PowerShares BulletShares 2021 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a
Special Joint Meeting for shareholders of Guggenheim
BulletShares 2021 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2021 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2021
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2021 Corporate Bond Care ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2021 High Yield Corporate Bond ETF into
PowerShares BulletShares 2021 High Yield Corporate Bond
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018 , at a
Special Joint Meeting for shareholders of Guggenheim
BulletShares 2021 High Yield Corporate Bond ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
BulletShares 2021 High Yield Corporate Bond Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2021 High
Yield Corporate Bond Portfolio changed its name to Invesco
BulletShares 2021 High Yield Corporate Bond ETF and
PowerShares Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund
Trust.


Guggenheim BulletShares 2022 Corporate Bond ETF into
PowerShares BulletShares 2022 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2022 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2022 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2022
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2022 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2022 High Yield Corporate Bond ETF into
PowerShares BulletShares 2022 High Yield Corporate Bond
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a
Special Joint Meeting for shareholders of Guggenheim
BulletShares 2022 High Yield Corporate Bond ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
BulletShares 2022 High Yield Corporate Bond Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2022 High
Yield Corporate Bond Portfolio changed its name to Invesco
BulletShares 2022 High Yield Corporate Bond ETF and
PowerShares Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund
Trust.


Guggenheim BulletShares 2023 Corporate Bond ETF into
PowerShares BulletShares 2023 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2023 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2023 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2023
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2023 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2023 High Yield Corporate Bond ETF into
PowerShares BulletShares 2023 High Yield Corporate Bond
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2023 High Yield Corporate Bond ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
BulletShares 2023 High Yield Corporate Bond Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2023 High
Yield Corporate Bond Portfolio changed its name to Invesco
BulletShares 2023 High Yield Corporate Bond ETF and
PowerShares Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund
Trust.


Guggenheim BulletShares 2024 Corporate Bond ETF into
PowerShares BulletShares 2024 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2024 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2024 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2024
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2024 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.


Guggenheim BulletShares 2024 High Yield Corporate Bond ETF into
PowerShares BulletShares 2024 High Yield Corporate Bond
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2024 High Yield Corporate Bond ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
BulletShares 2024 High Yield Corporate Bond Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2024 High
Yield Corporate Bond Portfolio changed its name to Invesco
BulletShares 2024 High Yield Corporate Bond ETF and
PowerShares Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund
Trust.


Guggenheim BulletShares 2025 Corporate Bond ETF into
PowerShares BulletShares 2025 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2025 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2025 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2025
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2025 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF into
PowerShares BulletShares 2025 High Yield Corporate Bond
Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 10, 2018, at a
Special Joint Meeting for shareholders of Guggenheim
BulletShares 2025 High Yield Corporate Bond ETF (the
"Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares
BulletShares 2025 High Yield Corporate Bond Portfolio (the
"Acquiring Fund"), an investment portfolio of PowerShares
(the "Reorganization"). Pursuant to the Agreement, after the close of business on May 18, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring
Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2025 High
Yield Corporate Bond Portfolio changed its name to Invesco
BulletShares 2025 High Yield Corporate Bond ETF and
PowerShares Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund
Trust.

Guggenheim BulletShares 2026 Corporate Bond ETF into
PowerShares BulletShares 2026 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On February 16, 2018, at a Special Joint Meeting for shareholders of Guggenheim
BulletShares 2026 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2026 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2026
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2026 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.



Guggenheim BulletShares 2027 Corporate Bond ETF into
PowerShares BulletShares 2027 Corporate Bond Portfolio

     On December 19, 2017, the Board of Trustees of
PowerShares Exchange-Traded Self-Indexed Fund Trust
("PowerShares") approved an Agreement and Plan of Reorganization (the "Agreement"). On March 16, 2018, at a
Special Joint Meeting for shareholders of Guggenheim
BulletShares 2027 Corporate Bond ETF (the "Fund"), shareholders approved the Agreement that provided for the reorganization of the Fund into PowerShares BulletShares
2027 Corporate Bond Portfolio (the "Acquiring Fund"), an investment portfolio of PowerShares (the "Reorganization").
Pursuant to the Agreement, after the close of business on April 6, 2018, the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Fund, and PowerShares issued shares of the Acquiring Fund to the Fund's shareholders. The value of each Fund shareholder's account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction.

     On June 4, 2018, PowerShares BulletShares 2027
Corporate Bond Portfolio changed its name to Invesco
BulletShares 2027 Corporate Bond ETF and PowerShares
Exchange-Traded Self-Indexed Fund Trust changed its name to Invesco Exchange-Traded Self-Indexed Fund Trust.



For a more detailed discussion on the Reorganizations, please see the Agreement and Plan of Reorganization filed herein under item 77Q1(g).